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                                                         SEC File Nos. 333-56286
                                                                       811-10307



             NEW YORK LIFE INVESTMENT MANAGEMENT INSTITUTIONAL FUNDS

                                 PRIME CASH FUND

                   Supplement dated September 25, 2003 to the
         Prospectus for Institutional Class shares dated March 1, 2003;
       Prospectus for Service Class shares dated March 1, 2003; and to the
            Statement of Additional Information dated March 1, 2003

         This Supplement updates certain information contained in the above-dated Prospectus for Institutional Class shares ("Institutional Class Prospectus"), Prospectus for Service Class shares ("Service Class Prospectus"), and Statement of Additional Information ("SAI") for New York Life Investment Management Institutional Funds ("Trust"):

1.       LIQUIDATION AND DISSOLUTION OF PRIME CASH FUND

         The Board of Trustees of the Trust has approved a Plan of Liquidation and Dissolution (the "Plan") relating to the Prime Cash Fund ("Fund"), effective October 27, 2003. Management's recommendation to the Board to approve the Plan was based on the failure of the Fund to reach expected asset levels, making it difficult to operate the Fund efficiently. As a result, the Board of Trustees has concluded that it is in the best interests of shareholders to liquidate the Fund.

         In connection with the proposed liquidation and dissolution of the Fund, the Board has directed the Trust's distributor to cease offering shares of the Fund. Shareholders may continue to reinvest dividends and distributions in the Fund and redeem their shares until the liquidation.

         It is anticipated that the Fund will liquidate no later than October 31, 2003. Any remaining shareholders on the date of liquidation will receive a distribution in liquidation of the Fund.

2.       VERIFICATION OF IDENTITY

         The following subsection is added to the Shareholder Guide on page 8 of both the Institutional Class Prospectus and Service Class Prospectus:

VERIFICATION OF IDENTITY

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

-        Name;
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-        Date of birth (for individuals);

- Residential or business street address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

3.       CHANGE OF INDEPENDENT PUBLIC ACCOUNTANTS

         The paragraph under the subsection entitled "Independent Accountants" on page 37 of the SAI is hereby replaced with the following:

Effective August 27, 2003, KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as the Trust's independent public accountant. KPMG LLP examines the Fund's financial statements and provides other audit, tax, and related services as pre-approved by the Audit Committee.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE